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July 25, 1997

Armor Holdings, Inc.
13386 International Parkway
Jacksonville, Florida 32218

Dillon, Read & Co. Inc.
535 Madison Avenue
New York, New York 10022

Ladies and Gentlemen:

          The undersigned, an executive officer, director or stockholder of Armor Holdings, Inc., a Delaware corporation (the "Company"), understands and agrees as follows:

               1. The Company has filed a registration statement on Form S-1 (the "Registration Statement") under the Securities Act of 1933, as amended, with the Securities and Exchange Commission, which Registration Statement contemplates the public offering of common stock, par value $0.01 per share (the "Common Stock") of the Company.

               2. After consultation, the Company, the undersigned and Dillon, Read & Co. Inc., Equitable Securities Corporation and Stephens Inc., acting as Representatives of the Underwriters (the "Underwriters") for the proposed public offering, have agreed that any significant sales by the officers, directors and significant stockholders of the Company within the 180-day period after the date of the effectiveness of the Registration Statement could have an adverse affect on the market price for the Common Stock, and that the public to whom the Common Stock are being offered should be protected for a reasonable time from the impact of such sales.

               3. It is in the best interests of the Company and of all stockholders of the Company to have a successful public offering and stable and orderly public market thereafter.

          Therefore, in order to induce the Company and the Underwriters to proceed with the proposed public offering, the undersigned will not, directly or indirectly, offer, sell, contract to sell, make subject to any purchase option or otherwise dispose of or cause the disposition of any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for shares of Common Stock, prior to the expiration of 180 days from the date of the effectiveness of the Registration Statement, without the prior written consent of Dillon, Read & Co. Inc., except for distributions of shares of Common Stock to the undersigned's partners or by transfer to any affiliate of the undersigned so long as such transferee executes a copy of this letter and becomes bound thereby.

          The agreement provided for herein shall be effective only if the proposed public offering takes place on or prior to August 31, 1997.

                                        RICHMONT CAPITAL PARTNERS I, L.P.
                                        By:   /s/ Nick G. Bouras
                                             Nick G. Bouras
                                             Vice President